EXHIBIT 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this quarterly report on Form 10-Q of ChargePoint Holdings, Inc. (the “Company”) for the quarter ended July 31, 2021, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Rex S. Jackson, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company for the period covered by the Report.

September 10, 2021

	By:	/s/ Rex S. Jackson
Rex S. Jackson
Chief Financial Officer
(Principal Financial and Accounting Officer)